Exhibit 2.4

EXECUTION VERSION

Dated               April 2014

THE BANKS AND FINANCIAL INSTITUTIONS NAMED HEREIN

as ECA Lenders

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
and
CITIBANK INTERNATIONAL PLC
as ECA Agents

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
and
CITIBANK INTERNATIONAL PLC
as National Agents

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Security Trustee

JETSTREAM AIRCRAFT LEASING LIMITED
as Principal Borrower

ALS 3 LIMITED
and
AIRSTREAM AIRCRAFT LEASING LIMITED
as Borrowers

AERCAP IRELAND LIMITED
and
AERCAP A330 HOLDINGS LIMITED
as Principal AerCap Obligors

THE COMPANIES NAMED HEREIN
as Lessees

THE COMPANIES NAMED HEREIN
as Lessee Parents

CITIBANK, N.A.
as Administrative Agent

and

AERCAP HOLDINGS N.V.

DEED OF AMENDMENT

in respect of a facility agreement originally dated 30

December 2008 as amended and restated on 21 April

2009, 11 June 2009, 16 March 2010, 21 May 2010, 29

June 2010, 25 September 2010, 14 January 2011, 22

February 2012 and 14 December 2012

Freshfields Bruckhaus Deringer LLP

65 Fleet Street

London

EC4 Y 1HS

CONTENTS

CLAUSE		PAGE NO.

1.	INTERPRETATION	4
2.	AMENDMENTS TO THE FACILITY AGREEMENT	5
3.	EFFECTIVE DATE	7
4.	CONDITIONS TO THIS DEED	8
5.	REPRESENTATIONS AND WARRANTIES	9
6.	NOTICES	9
7.	CONTINUING OBLIGATIONS	9
8.	MISCELLANEOUS	9
9.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	10
10.	FURTHER ASSURANCE	10
11.	GOVERNING LAW AND JURISDICTION	10
SCHEDULE 1 ECA LENDERS		11
APPENDIX A		1
APPENDIX B		2

I

THIS DEED OF AMENDMENT is made on                             April 2014

BETWEEN:

(1)                                 THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 as ECA Lenders;

(2)                                 CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a société anonyme established under the laws of France with a capital social of 7,254,575,271 Euros, whose registered office is at 9 Quai du President Paul Doumer, 92920 Paris La Defense Cedex, France in its capacity as agent for those ECA Lenders in relation to the Financed Aircraft other than the Citibank/GovCo Aircraft;

(3)                                 CITIBANK INTERNATIONAL PLC acting through its office at Citigroup Centre, 5th Floor CGC2, Canary Wharf, London E14 5LB, United Kingdom in its capacity as agent for those ECA Lenders in relation to the Citibank/GovCo Aircraft;

(4)                                 CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a société anonyme established under the laws of France with a capital social of 7,254,575,271 Euros, acting through its office in England at Broadwalk House, 5 Appold Street, London EC2A 2DA, England in its capacity as national agent for ECGD and those ECA Lenders in relation to the Financed Aircraft other than the Citibank/GovCo Aircraft;

(5)                                 CITIBANK INTERNATIONAL PLC acting through its office at Citigroup Centre, 5th Floor CGC2, Canary Wharf, London E14 5LB, United Kingdom in its capacity as national agent for ECGD and those ECA Lenders in relation to the Citibank/GovCo Aircraft;

(6)                                 CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a société anonyme established under the laws of France with a capital social of 7,254,575,271 Euros, whose registered office is at 9 Quai du President Paul Doumer, 92920 Paris La Defense Cedex, France, in its capacity as Security Trustee for and on behalf of the Secured Parties;

(7)                                 JETSTREAM AIRCRAFT LEASING LIMITED, a company incorporated under the laws of the Cayman Islands and having its registered office at Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands as Principal Borrower;

(8)                                 ALS 3 LIMITED (formerly Aerostream Aircraft Leasing Limited), a company incorporated under the laws of the Cayman Islands and having its registered office at Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands as Borrower;

(9)                                 AIRSTREAM AIRCRAFT LEASING LIMITED, a company incorporated under the laws of the Cayman Islands and having its registered office at Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands as Borrower;

(10)                          AERCAP IRELAND LIMITED (previously known as debis AirFinance Ireland Limited and debis AirFinance Ireland plc), a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland; and

(11)                          AERCAP A330 HOLDINGS LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland,

as Principal AerCap Obligors;

(12)                          STREAMLINE AIRCRAFT LEASING LIMITED, a company incorporated under the laws of Ireland, whose registered office is at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland as First Lessee;

(13)                          COMETSTREAM AIRCRAFT LEASING LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

(14)                          SLIPSTREAM AIRCRAFT LEASING LIMITED, a limited liability company incorporated under the laws of Bermuda, having its registered address at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda;

(15)                          NICE LOCATION S.À R.L., a société á résponsabilité limitée organised under the laws of France, whose address and principal place of business is at 52 rue de la Victoire, TMV Pôle, 75009 Paris France;

(16)                          PISCESSTREAM AIRCRAFT LEASING LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

(17)                          AUREASTREAM AIRCRAFT LEASING LIMITED, a limited liability company incorporated under the laws of Bermuda, having its registered address at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda;

(18)                          BIARRITZ LOCATION S. À R.L., a société á résponsabilité limitée organised under the laws of France, whose address and principal place of business is at 52 rue de la Victoire, TMV Pôle, 75009 Paris France;

(19)                          LIBRASTREAM AIRCRAFT LEASING LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

(20)                          GOLDSTREAM AIRCRAFT LEASING LIMITED, a limited liability company incorporated under the laws of Bermuda, having its registered address at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda;

(21)                          VIRGOSTREAM AIRCRAFT LEASING LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

(22)                          WHITESTREAM AIRCRAFT LEASING LIMITED, a limited liability company incorporated under the laws of Bermuda, having its registered address at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda;

(23)                          LEOSTREAM AIRCRAFT LEASING LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

(24)                          SILVERSTREAM AIRCRAFT LEASING LIMITED, a limited liability company incorporated under the laws of Bermuda, having its registered address at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda;

(25)                          GEMINISTREAM AIRCRAFT LEASING LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

(26)                          COPPERSTREAM AIRCRAFT LEASING LIMITED, a limited liability company incorporated under the laws of Bermuda, having its registered address at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda;

(27)                          MAINSTREAM AIRCRAFT LEASING LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

(28)                          AERCAP PARTNERS 2 LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

(29)                          AERCAP IRELAND ASSET INVESTMENT 2 LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

(30)                          AERVENTURE EXPORT LEASING LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland; and

(31)                          WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as owner trustee under the Trust Agreement, a national banking association having its principal office at 260 N. Charles Lindbergh Drive, MAC: U1240-026, Salt Lake City, Utah 84111, USA;

as Lessees;

(32)                          AERCAP PARTNERS 2 HOLDING LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland as Lessee Parent of the JVA320 Lessee;

(33)                          AERCAP PARTNERS 3 HOLDING LIMITED (formerly known as AerAvolon Aircraft Leasing Limited), a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland as Lessee Parent of the JV Avolon A330 Lessees and the JV Avolon A330 Intermediate Lessees;

(34)                          AERCAP IRELAND ASSET INVESTMENT 1 LIMITED, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland as Lessee Parent of the Alitalia/AFS SLB Lessee;

(35)                          CITIBANK, N.A., acting through its office at 388 Greenwich Street, 25th Floor, New York, New York 10013, United States of America as administrative agent for the Primary Lender; and

(36)                          AERCAP HOLDINGS N.V., a company incorporated under the laws of the Netherlands registered with the trade register of the chambers of commerce under registration number 34251954, whose registered office is at AerCap House, Stationsplein 965, 1117 CE Schiphol, The Netherlands.

WHEREAS:

(A)                               The ECA Lenders have advanced ECA Loans to each of the Borrowers pursuant to the Facility Agreement.

(B)                               Each of the parties to the Facility Agreement has agreed that the Facility Agreement shall be amended as set out in this Deed in connection with the completion of the Acquisition.

(C)                               The New Guarantors have agreed to provide a guarantee in favour of, inter alios, the Finance Parties on the terms set out in the New Guarantee.

(D)                               The ECA Loans provided to Novastream, Starstream and Stellastream have been irrevocably repaid in full and each of the parties hereto wishes to discharge Novastream, Starstream and Stellastream from their respective obligations under the Amended Facility Agreement on the terms and conditions set out herein, and notes that Novastream, Starstream and Stellastream are subject to voluntary liquidation proceedings.

IT IS AGREED AND THIS DEED WITNESSES as follows:

1.                                      INTERPRETATION

1.1                               In this Deed, any capitalised term or expression which is defined in the Facility Agreement (whether expressly or by reference to another document) shall, unless the context otherwise requires, have the same meaning when used herein. In this Deed, the following words and expressions shall have the following meanings:

Acquisition means the acquisition by AerCap Holdings (or one of its Affiliates) of 100% of the issued and outstanding common stock of International Lease Finance Corporation;

Amended Facility Agreement means the Facility Agreement as amended by this Deed;

Effective Date means the date determined in accordance with Clause 3;

Facility Agreement means the facility agreement originally dated 30 December 2008 as amended and restated on 21 April 2009, 11 June 2009, 16 March 2010, 21 May 2010, 29 June 2010, 25 September 2010, 14 January 2011, 22 February 2012 and 14 December 2012 among the parties to this Deed;

New Guarantee means the guarantee entered into on or about the date of this Deed between inter alios each of the New Guarantors and the Security Trustee;

New Guarantors means AerCap Aviation Solutions B.V., AerCap Ireland Limited, AerCap Ireland Capital Limited, AerCap Global Aviation Trust and AerCap U.S. Global Aviation LLC and New Guarantor means any of them;

Novastream means Novastream Aircraft Leasing Limited, a limited liability company incorporated under the laws of Bermuda, having its registered address at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda;

Starstream means Starstream Aircraft Leasing Limited a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland;

Stellastream means Stellastream Aircraft Leasing Limited, a company incorporated under the laws of Ireland and having its registered office at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland; and

Supplemental Security Assignment means the supplemental security assignment dated on or about the date of this Deed between the Borrowers, as assignors, and the Security Trustee, as assignee.

1.2                               Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.3                               In this Deed, unless the context otherwise requires:

(a)                                 references to clauses and schedules are to be construed as references to the clauses of and schedules to this Deed;

(b)                                 words importing the plural shall include the singular and vice versa; and

(c)                                  references to a person shall be construed as including references to an individual, firm, company or corporation or an unincorporated body of persons.

1.4                               References in this Deed to any person in any capacity and references to obligations or liabilities of any one or more such persons in such capacity shall be strictly construed as references to such person or (as the case may be) the obligations or liabilities of any such person solely in that capacity (save that any person executing this Deed on behalf of any party shall be deemed to have executed this Deed on behalf of such party in each of its capacities hereunder).

1.5                               References in this Deed to any agreement, instrument or other document shall be construed as references to such agreement, instrument or other document as the same may be amended, novated, supplemented, extended or restated from time to time, including, without limitation, pursuant to the terms of this Deed.

2.                                      AMENDMENTS TO THE FACILITY AGREEMENT

2.1                               Each of the parties hereto hereby agrees that with effect from the Effective Date, but always subject to the prior satisfaction of the conditions precedent set out in clause 4 of this Deed, the Facility Agreement shall be amended as follows:

(a)                                 the definitions of “OCI”, “OCL”, “Shareholder Funds” and “Trigger Event” shall be deleted in their entirety;

(b)                                 the following definitions shall be added to schedule 1 of the Facility Agreement in the correct alphabetical order:

“Effective Date has the meaning given to it in the deed of amendment in respect of this Agreement between, among others, the parties hereto dated on or about 9 April 2014;”

“Hybrid Capital Securities means, in respect of any member of the AerCap Group and from time to time, any outstanding hybrid capital securities of such person the proceeds of which are accorded a percentage of equity treatment by one or more of Standard & Poor’s, Moody’s Investor Service or Fitch Ratings;”

“Hybrid Capital Securities Percentage means, in respect of any member of the AerCap Group and from time to time, the actual percentage of such person’s Hybrid Capital Securities which any two of Standard & Poor’s, Moody’s Investor Service or Fitch Ratings agree is to be treated as equity and, in the event different percentages are applied by each such rating agency, the average of the relevant percentages applied by such rating agencies;”

“IFRS means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements;”

“New Guarantee means the guarantee dated on or about 9 April 2014 between inter alios each of the New Guarantors and the Security Trustee.”

“New Guarantors means AerCap Aviation Solutions B.V., AerCap Ireland Limited, AerCap Ireland Capital Limited, AerCap Global Aviation Trust and AerCap U.S. Global Aviation LLC and New Guarantor means any of them.”

“Shareholder Funds means, as of any date of determination for AerCap Group on a consolidated basis the sum of: (a) shareholders’ equity (including (i) capital stock, (ii) additional paid-in capital, (iii) the amount that is (x) the aggregate amount outstanding of Hybrid Capital Securities multiplied by (y) the Hybrid Capital Securities Percentage, and (iv) retained earnings after deducting treasury stock) as of such date determined in accordance with US GAAP; plus (b) to the extent not otherwise included in limb (a), above, any outstanding market auction preferred stock of International Lease Finance Corporation or its Affiliates which were not members of the AerCap Group prior to the Effective Date;”

“Supplemental Security Assignment means the supplemental security assignment dated on or about 9 April 2014 between the Borrowers, as assignors, and the Security Trustee, as assignee,” and

“Trigger Event means the occurrence of any of the following events and circumstances:

(a)                                 the Net Worth of AerCap Holdings is, as at any Testing Date, less than two billion Dollars ($2,000,000,000);

(b)                                 the ratio of the Shareholder Funds of AerCap Holdings to the Total Assets of AerCap Holdings is:

(i)                                     at any Testing Date falling in the period from (and including) the Effective Date to (and including) 31 December 2014, less than eleven per cent. (11%);

(ii)                                  at any Testing Date falling in the period from (and including) 1 January 2015 to (and including) 30 September 2015, less than twelve per cent. (12%); and

(iii)                               at any Testing Date falling on or after 1 October 2015, less than fourteen per cent. (14%);”

(c)                                 A new Clause 5.4 is inserted as follows:

“5.4                         Change to accounting treatment

At any time after the Effective Date, AerCap Holdings may elect to apply IFRS in lieu of US GAAP for reporting purposes and for purposes of calculations hereunder. AerCap Holdings shall give notice of any such election made in accordance with this Clause 5.4 to the ECA Agent. Upon receipt of such notice, the ECA Agent and AerCap Holdings shall negotiate in good faith to amend the financial covenants, requirements and other relevant provisions of this Agreement impacted by such change to preserve the original intent thereof in light of such change. The change from US GAAP to IFRS accounting principles shall become effective once this Agreement has been so amended, and thereafter references herein to US GAAP shall be construed to mean IFRS (except as otherwise provided herein); provided that any calculation or determination herein that requires the application of US GAAP for periods that include fiscal quarters ended prior to the AerCap Holdings’ election to apply IFRS shall remain as previously calculated or determined in accordance with US GAAP.”

(d)                                 Novastream, Stellastream and Starstream shall be unconditionally and irrevocably, released and discharged from any remaining obligations, liabilities, claims and demands, howsoever arising, under or in relation to the Amended Facility Agreement without prejudice to the rights and obligations set out in the Amended Facility Agreement which are expressed to be of a continuing nature and all references to such entities in the Amended Facility Agreement will be deleted.

(e)                                  The definition of “Security Documents” shall be amended to include a new sub-paragraph (r), to read as follows:

“the New Guarantee, to the extent it relates to that Aircraft;”

(f)                                   A new paragraph 1.1(j) to the Interpretation provisions set out in Schedule 1 is inserted as follows:

“references to the Guarantee shall be construed as including the New Guarantee;”

(g)                                  A new paragraph 1.1(k) to the Interpretation provisions set out in Schedule 1 is inserted as follows:

“references to the Security Assignment shall be construed as including the Supplemental Security Assignment.”

2.2                               With respect to those Transaction Documents all of whose parties are also parties to this Deed, all references therein to the Facility Agreement (howsoever described) shall, as of and with effect from the Effective Date, be construed as references to the Amended Facility Agreement.

2.3                               If and to the extent that such consent is required pursuant to any of the Transaction Documents, each of the parties hereto consents (for itself and each other party on whose behalf it is entitled by the terms of the Transaction Documents to provide consent) to the amendment of the Facility Agreement effected by this Clause 2 and expressly waives all or any breaches of the terms of the Transaction Documents which would otherwise occur as a result of any of the foregoing matters.

3.                                      EFFECTIVE DATE

The Effective Date will be the date notified by AerCap Holdings to each of the other parties to this Deed and will occur on the date on which the Acquisition is consummated.

4.                                      CONDITIONS TO THIS DEED

Unless receipt is waived or deferred by the ECA Agents, the following documents and evidence in form and substance reasonably satisfactory to the ECA Agents shall be delivered by or on behalf of AerCap Holdings to the ECA Agents on or prior to the date of this Deed:

(a)                                 for each Obligor and each New Guarantor, a trustee, a certificate signed by a director or the company secretary setting out the specimen signature of those persons authorised to sign this Deed and any other documents to be entered into in connection with the transactions contemplated hereby and attaching, and certifying as true copies of the originals, copies of:

(i)                 its certificate of incorporation (or equivalent document) and constitutional documents;

(ii)              the resolutions of its board of directors (or equivalent governing body) approving the execution and performance of this Deed and any other documents to be entered in into in connection with the transactions contemplated hereby;

(iii)           if required, the resolutions of its shareholders approving the execution and performance of this Deed and any other documents to be entered in into in connection with the documents contemplated hereby; and

(iv)          if required, a power of attorney appointing those persons authorised to sign on its behalf this Deed and any other documents to be entered in into in connection with the transactions contemplated hereby.

(b)                                 an original of this Deed duly executed by the parties hereto;

(c)                                  an original of the New Guarantee in the form set out in Appendix A duly executed by the parties thereto;

(d)                                 an original of the Supplemental Security Assignment in the form set out in Appendix B duly executed by the parties thereto;

(e)                                  letters from LPA Process Limited or such other process agent as may be agreed with the Security Trustee accepting its appointment as agent for service of process in England for the New Guarantors; and

(f)                                   legal opinions from:

(i)                 Norton Rose Fulbright LLP, English counsel in respect of the binding nature of this Deed and the New Guarantee under English law;

(ii)              Norton Rose Fulbright LLP, Paris, French counsel in relation to those of the Obligors which are incorporated in France and are party to this Deed;

(iii)           Norton Rose Fulbright LLP, Amsterdam, Dutch counsel in relation to those of the Obligors or the New Guarantors which are incorporated in the Netherlands and are party to this Deed or the New Guarantee;

(iv)                              McCann FitzGerald, Irish counsel, in relation to those of the Obligors or New Guarantors which are incorporated in Ireland and are party to this Deed or the New Guarantee;

(v)                                 Morris, Nichols, Arsht & Tunnell LLP, counsel in the state of Delaware, in relation to those of the New Guarantors which are incorporated or organised in Delaware and are party to the New Guarantee;

(vi)                              Conyers, Dill & Pearman Limited, Bermuda counsel, in relation to those of the Obligors which are incorporated in Bermuda and are party to this Deed;

(vii)                           Walkers, Cayman Islands counsel, in relation to those of the Obligors which are incorporated in the Cayman Islands and are party to this Deed; and

(viii)                        Ray Quinney & Nebeker P.C., Utah counsel in relation to those of the Obligors which are incorporated in Utah and are party to this Deed.

5.             REPRESENTATIONS AND WARRANTIES

Each of the parties to this Deed (other than the Finance Parties) represents and warrants (as to itself only) to the Finance Parties that, as at the date hereof and as of the Effective Date:

(a)                                 it is duly organised or incorporated (as applicable) and validly existing under the laws of its jurisdiction of incorporation, and has full power, authority and legal right to own its property and carry on its business as presently conducted;

(b)                                 it has the power and capacity to execute and deliver, and to perform its obligations under this Deed and all necessary action has been taken to authorise the execution, delivery and performance of the same; and

(c)                                  it has taken all necessary legal action to authorise the person or persons who execute and deliver this Deed, to execute and deliver the same and thereby bind it to all the terms and conditions hereof and thereof and to act for and on behalf of it as contemplated hereby and thereby.

6.             NOTICES

Save as otherwise expressly provided for in this Deed, every notice, request, demand or other communication under this Deed shall be made in accordance with Clause 25 of the Amended Facility Agreement.

7.             CONTINUING OBLIGATIONS

The provisions of the Facility Agreement and the Transaction Documents will, except as amended by this Deed, continue in full force and effect.

8.             MISCELLANEOUS

Counterparts

8.1          This Deed may be executed in any number of counterparts and by different parties thereto on separate counterparts and any single counterpart or set of counterparts signed, in either case, by all the parties hereto shall be deemed to constitute a full and original agreement for all purposes but all counterparts shall constitute but one and the same instrument.

Severability of provisions

8.2          If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any Applicable Law, neither the legality, validity nor the enforceability of the remaining provisions hereof nor the legality, validity or enforceability of that provision under the law of any other jurisdiction shall in any way be affected or impaired.

No partnership

8.3          This Deed shall not, and shall not be construed so as to, constitute a partnership between the parties hereto or any of them.

Transaction Document

8.4          The parties hereto agree that this Deed, the New Guarantee and the Supplemental Security Assignment  are each a Transaction Document under and for all purposes of the Amended Facility Agreement and the other Transaction Documents.

Fees, Expenses and indemnities

8.5          For the avoidance of doubt, clause 14 of the Amended Facility Agreement shall apply to this Agreement as if it were a Transaction Document.

9.             CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The provisions of clause 33 of the Amended Facility Agreement shall apply mutatis mutandis to this Deed.

10.          FURTHER ASSURANCE

Each of the parties covenants with each other that it will (at the cost of the Principal AerCap Obligors) from time to time execute, sign, perfect and do every other act and thing which any party may reasonably require for the purposes of perfecting the amendments to the Facility Agreement contemplated by this Deed.

11.          GOVERNING LAW AND JURISDICTION

11.1        This Deed and any non-contractual obligations arising out of or in relation to it shall be governed by, and shall be construed in accordance with, English law.

11.2        The provisions of clauses 32.2 and 32.3 of the Amended Facility Agreement shall apply mutatis mutandis to this Deed.

IN WITNESS whereof this Deed has been duly executed as a deed by the parties hereto and delivered on the date first above written.

SCHEDULE 1

ECA LENDERS

The Financed Aircraft

Lender	Lending Office	ECA Portion expressed as a percentage of the ECA Portion and by Aircraft

(1) DekaBank Deutsche Girozentrale (in respect of the DekaBank Aircraft)	Mainzer Landstraße 16 60325 Frankfurt am Main Germany	In respect of the DekaBank Aircraft: 100%

(2)    Credit Agricole Corporate and Investment Bank (in respect of all Aircraft other than the DekaBank Aircraft, the Capital Markets Aircraft) and that one Airbus A330-300 aircraft bearing manufacturers serial number 1077 (“MSN 1077”)

	Credit Agricole Corporate and Investment Bank Broadwalk House 5 Appold Street London EC2A 2DA	All Financed Aircraft other than the DekaBank Aircraft, the Capital Markets Aircraft and MSN 1077: 100% DekaBank Aircraft: 0% In respect of MSN 1077: 11.8%

(3) Apple Bank for Savings	122 East 42nd Street, 9th Floor New York NY 10168 United States of America	In respect of MSN 1077: 51.45%

(4) Crédit Suisse (Luxembourg) S.A.	Crédit Suisse (Luxembourg) S.A. 56 Grand-Rue 1660 Luxembourg	In respect of MSN 1077 : 36.75%

(5) Citibank, N.A. (in respect of the Citibank/Govco Aircraft)	388 Greenwich Street 25th Floor, New York New York 10013 United States of America	In respect of the Citibank/Govco Aircraft: TBD

(6) Govco LLC (in respect of the Citibank/Govco Aircraft)	388 Greenwich Street 25th Floor, New York New York 10013 United States of America	In respect of the Citibank/Govco Aircraft: TBD

The SLB A320 Aircraft

Lender	Lending Office	ECA Portion expressed as a percentage of the ECA Portion and by Aircraft

Credit Agricole Corporate and Investment Bank	Broadwalk House 5 Appold Street London EC2A 2DA	100%

The VAA SLB Aircraft

Lender	Lending Office	ECA Portion expressed as a percentage of the ECA Portion and by Aircraft

Credit Agricole Corporate and Investment Bank	Broadwalk House 5 Appold Street London EC2A 2DA	100%

APPENDIX A

[Form of New Guarantee to be attached]

APPENDIX B

[Form of Supplemental Security Assignment to be attached]

EXECUTION PAGES

THE ECA LENDERS

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
DEKABANK DEUTSCHE GIROZENTRALE	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
CREDIT AGRICOLE CORPORATE AND	)
INVESTMENT BANK	)
a bank organized under the laws of France	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
CITIBANK N.A.	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
GOVCO, LLC	)
acting by Citibank, N.A.	)
as Administrative Agent	)

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
APPLE BANK FOR SAVINGS	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
CREDIT SUISSE (LUXEMBOURG) S.A.	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

THE ECA AGENTS

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
CREDIT AGRICOLE CORPORATE AND	)
INVESTMENT BANK	)
a bank organized under the laws of France	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
CITIBANK INTERNATIONAL PLC	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

THE NATIONAL AGENTS

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
CREDIT AGRICOLE CORPORATE AND	)
INVESTMENT BANK a bank organised and	)
existing under the laws of France	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
CITIBANK INTERNATIONAL PLC	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

THE SECURITY TRUSTEE

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
CREDIT AGRICOLE CORPORATE AND	)
INVESTMENT BANK	)
a bank organized under the laws of France	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

THE PRINCIPAL AERCAP OBLIGORS

AERCAP IRELAND

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
AERCAP IRELAND LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

AERCAP A330 HOLDINGS

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
AERCAP A330 HOLDINGS LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

THE PRINCIPAL BORROWER

SIGNED and DELIVERED as a DEED	)
for and on behalf of	)
JETSTREAM AIRCRAFT LEASING LIMITED	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

BORROWERS

SIGNED and DELIVERED as a DEED	)
for and on behalf of	)
ALS 3 LIMITED	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

SIGNED and DELIVERED as a DEED	)
for and on behalf of	)
AIRSTREAM AIRCRAFT LEASING LIMITED	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

THE FIRST LESSEE

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
STREAMLINE AIRCRAFT LEASING	)
LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

THE ALTERNATIVE LESSEES

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
COMETSTREAM AIRCRAFT LEASING	)
LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED as a DEED and DELIVERED	)
by SLIPSTREAM AIRCRAFT LEASING LIMITED	)
acting by	)
expressly authorised in accordance with	)
the laws of Bermuda	)
by virtue of a power of attorney granted	)
by SLIPSTREAM AIRCRAFT LEASING LIMITED	)
on 2014)
such execution being witnessed by:	)

Name, address and occupation of witness:

Signature of witness:

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
NICE LOCATION S.À R.L.	)
by	)
its Gérant (Managing Director))
in the presence of	)

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
PISCESSTREAM AIRCRAFT LEASING	)
LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED as a DEED and DELIVERED	)
by AUREASTREAM AIRCRAFT LEASING	)
LIMITED	)
acting by	)
expressly authorised in accordance with	)
the laws of Bermuda	)
by virtue of a power of attorney granted	)
by AUREASTREAM AIRCRAFT LEASING	)
LIMITED	)
on 2014)
such execution being witnessed by:	)

Name, address and occupation of witness:

Signature of witness:

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
BIARRITZ LOCATION S.À R.L.	)
by	)
its Gérant (Managing Director))
in the presence of	)

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
LIBRASTREAM AIRCRAFT LEASING	)
LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED as a DEED and DELIVERED	)
by GOLDSTREAM AIRCRAFT LEASING	)
LIMITED	)
acting by	)
expressly authorised in accordance with	)
the laws of Bermuda	)
by virtue of a power of attorney granted	)
by GOLDSTREAM AIRCRAFT LEASING	)
LIMITED	)
on 2014)
such execution being witnessed by:	)

Name, address and occupation of witness:

Signature of witness:

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
VIRGOSTREAM AIRCRAFT LEASING	)
LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED as a DEED and DELIVERED	)
by WHITESTREAM AIRCRAFT LEASING	)
LIMITED	)
acting by	)
expressly authorised in accordance with	)
the laws of Bermuda	)
by virtue of a power of attorney granted	)
by WHITESTREAM AIRCRAFT LEASING	)
LIMITED	)
on 2014)
such execution being witnessed by:	)

Name, address and occupation of witness:

Signature of witness:

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
LEOSTREAM AIRCRAFT LEASING	)
LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED as a DEED and DELIVERED	)
by SILVERSTREAM AIRCRAFT LEASING	)
LIMITED	)
acting by	)
expressly authorised in accordance with	)
the laws of Bermuda	)
by virtue of a power of attorney granted	)
by SILVERSTREAM AIRCRAFT LEASING	)
LIMITED	)
on 2014)
such execution being witnessed by:	)

Name, address and occupation of witness:

Signature of witness:

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
GEMINISTREAM AIRCRAFT LEASING	)
LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

EXECUTED as a DEED and DELIVERED	)
by COPPERSTREAM AIRCRAFT LEASING	)
LIMITED	)
acting by	)
expressly authorised in accordance with	)
the laws of Bermuda	)
by virtue of a power of attorney granted	)
by COPPERSTREAM AIRCRAFT LEASING	)
LIMITED	)
on 2014)
such execution being witnessed by:	)

Name, address and occupation of witness:

Signature of witness:

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
MAINSTREAM AIRCRAFT LEASING	)
LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
AERCAP PARTNERS 2 LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

SIGNED and DELIVERED as a DEED by	)
as attorney for	) Attorney-in-fact
AERVENTURE EXPORT LEASING	)
LIMITED, in the presence of:	)
Signature of Witness:	)
Name of Witness:	)
Address of Witness:	)
)
Occupation of Witness:	)

SIGNED and DELIVERED as a DEED by	)
as attorney for	) Attorney-in-fact
AERCAP IRELAND ASSET INVESTMENT	)
2 LIMITED, in the presence of:	)
Signature of Witness:	)
Name of Witness:	)
Address of Witness:	)
)
Occupation of Witness:	)

OWNER TRUSTEE

EXECUTED and DELIVERED as a DEED	)
by	)
WELLS FARGO BANK NORTHWEST	)
NATIONAL ASSOCIATION, not in its	)
individual capacity	)
but solely in its capacity as owner trustee	)
under the Trust Agreement	)
by	)
its	)

in the presence of:

Witness:

Name:

Address:

Occupation:

LESSEE PARENTS

SIGNED and DELIVERED as a DEED	)
) Attorney
by	)
as attorney for	)
AERCAP PARTNERS 2 HOLDING	)
LIMITED	)
in the presence of:	)

Signature of witness:

Name of witness:

Address of witness:

Occupation of witness:

SIGNED and DELIVERED as a DEED by	)
as attorney for	) Attorney-in-fact
AERCAP PARTNERS 3 HOLDING	)
LIMITED, in the presence of:	)
Signature of Witness:	)
Name of Witness:	)
Address of Witness:	)
)
Occupation of Witness:	)

SIGNED and DELIVERED as a DEED by	)
as attorney for	) Attorney-in-fact
AERCAP IRELAND ASSET INVESTMENT	)
1 LIMITED, in the presence of:	)
Signature of Witness:	)
Name of Witness:	)
Address of Witness:	)
)
Occupation of Witness:	)

ADMINISTRATIVE AGENT

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
CITIBANK N.A.	)
by	)
its duly authorised attorney-in-fact	)
in the presence of	)

AERCAP HOLDINGS N.V.

EXECUTED as a DEED and DELIVERED	)
for and on behalf of	)
AERCAP HOLDINGS N.V.	)
by	)
its duly authorised attorney-in-fact	)
in the presence of:	)

Name, address and occupation of witness:

Signature of witness: